                                                                      Exhibit 99


                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                                 May 31, 2001


                                                            Total
                                                        Consolidated
                                                         (Unaudited)
                                                         -----------
Assets:
-------
Cash and cash equivalents                             $   16,189,355
Cash in escrow and restricted cash                        84,785,234
Mortgages receivable, net                                209,186,359
Retained interests                                        28,465,049
Due from related parties                                  17,166,501
Other receivables, net                                    54,656,278
Prepaid expenses and other assets                         14,733,069
Investment in joint ventures                              20,958,114
Real estate and development costs                        296,149,753
Property and equipment, net                              101,218,965
Intangible assets, net                                    72,553,770
                                                      --------------

                                                      $  916,062,447
                                                      ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                $   80,221,037
Notes payable subject to compromise                      676,534,601
Accounts payable not subject to compromise                17,365,929
Accrued liabilities                                       59,137,540
Notes payable not subject to compromise                   47,871,660
Deferred income taxes                                      6,256,238
                                                      --------------
                                                         887,387,005

Stockholders' equity                                      28,675,442
                                                      --------------

Total liabilities and equity                          $  916,062,447
                                                      ==============

             The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                       For the Month Ended May 31, 2001


                                                                        Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                     -----------
Revenues:
---------
Vacation interests sales                                            $12,361,342
Interest income                                                       2,290,598
Other income (loss)                                                   1,046,885
                                                                    -----------
     Total revenues                                                  15,698,825
                                                                    -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      2,382,266
Advertising, sales and marketing                                      6,326,492
Provision for doubtful accounts                                         559,513
Loan portfolio expenses                                               1,215,411
General and administrative                                            3,687,053
Depreciation and amortization                                         1,603,486
Resort property asset writedowns                                              -
                                                                    -----------
Total costs and operating expenses                                   15,774,221
                                                                    -----------

Income (loss) from operations                                           (75,396)

Interest expense                                                      2,051,583
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                          (233,520)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                     (480,659)
     Interest (Income)                                                 (168,922)
     Professional Services                                            1,887,788
                                                                    -----------

Income (loss) before provision for taxes                             (3,131,666)

Provision for income taxes                                              363,883
                                                                    -----------
Net income (loss)                                                   $(3,495,549)
                                                                    ===========

             The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                      Form No. 5
                                                                        (page 1)
                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                         )          Case No. 00-5-6931-JS through
SUNTERRA CORPORATION et al.,   )                   00-5-6967-JS, 00-5-8313-JS
                               )                   (Chapter 11)
                  Debtors      )          (Jointly Administered under
                                               Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month May 1 through May 31, 2001
                                        --------------------------

                       FINANCIAL BACKGROUND INFORMATION

1.  ACCOUNT STATUS:    Cash ___________ Acccrual         X
                                                 ------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
    ----------------------------------------------------------------------------
    1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
    ----------------------------------------------------------------------------

3.  EMPLOYEE INFORMATION:
    Number of employees paid this period:                    1,005
                                                             -----
    Current number of employees                              1,005
                                                             -----
    Gross monthly payroll:
           Officers, directors and principals           $  379,509
                                                        ----------
           Other employees                              $2,777,444
                                                        ----------
       All post-petition payroll obligations
       including payroll taxes are current.  Exceptions:    None
                                                        -------------

4.  Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or
    STATUS OF OPERATIONS since the last reporting period? Yes ___ No X. If yes,
                                                                    --
    explain:

    ____________________________________________________________________________
    ____________________________________________________________________________

5.  Are all BUSINESS LICENSES or BONDS current?
           Yes  X   No ____ Not Applicable ____
               ---
6.  PRE-PETITION ACCOUNTS RECEIVABLE:
    Calculation still in process, will supply at a later date. See Note below

      Collected this Period                     $____________
      Ending Balance                            $____________

7.  POST-PETITION ACCOUNTS RECEIVABLE:
    Calculation still in process, will supply at a later date. See Note below 0-30 Days: $________ 31-60 Days: $________ Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.  POST-PETITION ACCOUNTS PAYABLE:
    0-30 Days: $763,521   31-60 Days: $812,400  Over 60 Days: $999,776
               --------               --------                --------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.  TAXES:  Are all taxes being paid to the proper taxing authorities when due?
    Yes  X     No ___. See Note below
        ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution
--  during this period: Yes X   No ____
                           ----

       If yes, explain:  See Attachment D
                       ---------------------------------------------------------
       _________________________________________________________________________
       _________________________________________________________________________

                                                                       Form No.5
                                                                        (page 3)

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No____.
                     ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________


12.  INSURANCE:  Policy expiration dates: See Attachment B

     Auto and Truck  _________________    Liability    __________________
     Fire            _________________    Workers Comp __________________
     Other           _________________    Expires:     __________________

13.  ACTIONS OF DEBTOR.  During the last month, did the Debtor:
     (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                                    ---

     If yes, explain: __________________________________________________________
     ___________________________________________________________________________


     OR consent to relief from the automatic stay (Section 362)? Yes ____ No X .
                                                                            ---

     If yes, explain: __________________________________________________________
     ___________________________________________________________________________

     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No___
                                           ---

     If no, explain: ___________________________________________________________
     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes ___ No X .
                                                                ---

     If yes, explain: __________________________________________________________
     ___________________________________________________________________________

     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

     See Attachment A.

                                                                       Form No.5
                                                                        (page 4)

Brief Description of Asset
--------------------------

     See Attachment A.

Projected Income
----------------

     See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                 ---



15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

                Frequency of       Amount          Next        Post-Petition
                Payments per       of Each         Payment     Pmts. Not Made
Creditor        Contract           Payment         Due         No. Amt
--------------------------------------------------------------------------------
Finova (endpaper)                  None
--------------------------------------------------------------------------------
Ableco Financing/Foothill          None
--------------------------------------------------------------------------------
98-A Securitization                $1,741,496 principal and interest
--------------------------------------------------------------------------------
99-A Securitization                $1,793,629 principal and interest
--------------------------------------------------------------------------------
99-B Securitization                $1,102,879 principal and interest
--------------------------------------------------------------------------------
Greenwich Capital                  $6,073,025
--------------------------------------------------------------------------------
Bank of America                    $438,261
--------------------------------------------------------------------------------
Key Global Finance                 $112,585
--------------------------------------------------------------------------------
GE Capital (Matrix leases)         None
--------------------------------------------------------------------------------
Unicap (Matrix Funding)            None
--------------------------------------------------------------------------------

                                                                       Form No.5
                                                                        (page 5)


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

 Professional Name                   Type of Service Rendered          Fees Paid
 -------------------------------------------------------------------------------
 A&P Corporate Advisors              Professional Fees                    60,279
 Alston & Bird, LLP                  Legal Fees                            5,133
 Alston Hunt Floyd & Ing             Legal Fees                              180
 Bankruptcy Services LLC             Professional Fees                     4,704
 Bass Berry & Sims                   Legal Fees                              246
 BDO Seidman                         Professional Fees                    49,152
 Berman, Marshall F                  Legal Fees                            4,725
 Bock & Clark                        Legal Fees                          136,016
 Brown & Bunch                       Legal Fees                            2,519
 DeConcini McDonald Yetwin Lacy      Legal Fees                            9,658
 Deloitte & Touche                   Professional Fees                   107,616
 First American Title Insurance      Professional Fees                    33,069
 Fleishman, David M.                 Legal Fees                              578
 Fried, Frank, Shriver & Jacobson    Legal Fees                          112,183
 Holland and Knight                  Legal Fees                          163,868
 Jeffrey Chanin                      Professional Fees                    77,982
 James Pickett                       Legal Fees                           30,684
 Jay Alix                            Professional Fees                   567,230
 Johnson Murrell and Case            Legal Fees                           67,680
 Kobayashi Sugita & Goda             Legal Fees                              925
 KPMG                                Professional Fees                   389,101
 Paul Hastings Janofsky Walker LLP   Legal Fees                           48,393
 Shapiro, Sher & Guinot              Legal Fees                           97,338
 Stoops & Kloberdanz                 Legal Fees                            7,162
 The Clayton Group Inc               Professional Fees                   428,095
 Whiteford, Taylor & Preston         Legal Fees                          220,727
 Willkie Farr & Gallagher            Legal Fees                          180,363
                                                                    ------------
                                     Legal & Professional             $2,805,606
                                                                    ============

17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
     Monthly Disbursements:               For the month of May:
     (calendar quarter)                   Quarter 1 fees paid   $58,750.00
                                                             ----------------

                                                                      Form No. 5
                                                                        (page 6)

VERIFICATION
     I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.


Dated:            July 10, 2001
             -----------------------------

             DEBTOR IN POSSESSION

By:           /s/ Lawrence E. Young
             -----------------------------

Name/Title:  Lawrence E. Young CFO
             -----------------------------

Address:     1781 Park Center Drive, Orlando, Florida 32835
             ----------------------------------------------

Telephone:       (407) 532-1000
             -----------------------------


REMINDER:  Attach copies of debtor in possession bank statements.
--------
NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

--------------------------------------------------------------------------------

                                 ATTACHMENT A
                                      to
                           Monthly Operating Report
                       Sunterra Corp., et al., May, 2001
                       ---------------------------------

     The following motions to sell assets of the Debtors were pending during the month of May 2001:

          Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31,
          2000); and

          Motion for (i) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (ii) Approval of Brokerage Fee in Connection with Sale (Harbour Lights, San Diego, California) (filed April 26, 2001) (withdrawn by the Debtors May 24,
          2001).

          Motion for (i) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (ii) Approval of Brokerage Fee in Connection with Sale (Fort Lauderdale Beach Club, Florida) (filed May 31, 2001).

     Also in May, 2001, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in May 2001.

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of             Company &        Policy
Coverage            Policy Number    Period   Limits/Deductible                      Premium         Comments
--------            -------------    ------   -----------------                      -------         --------
Primary General     American Safety  8/1/00-  $2,000,000 Aggregate;                  $   450,000     McGriff Broker
Liability           Risk Retention   8/1/01   $2,000,000 Products/ Completed         $    22,500     Covers all Sunterra Corp's.
                                              Operations Aggregate;                  Taxes/          locations except Lake
                                              $1,000,000 Personal & Advertising      Fees            Arrowhead, Hawaii resorts and
                                              Injury;                                                St. Maarten resorts
                                              $1,000,000 Each Occurrence;
                                              $50,000 Fire Legal;
                                              $1,000,000 EBL;
                                              $1,000,000 Liquor Liability;
                                              $5,000 Deductible
General Liability   American Safety  8/1/00-  Covers $5,000 per occurrence           $   175,000     McGriff Broker
Stop Loss           Risk Retention   8/1/01   deductible on the primary G/L
Aggregate Fund                                policy for 12 months
Umbrella Policy     National Union   3/1/01-  $50M each occurrence/$50M aggregate    $   175,000     Rated A++XV
                    Fire Ins. Co.    3/1/02   where applicable;
                    (AIG)                     Excess of scheduled underlying
                    BE8710004                 policy(ies) Auto, GL & DIC
Excess Umbrella     Ohio Casualty    3/1/01-  $50M each occurrence/ $50M             $    50,000     Rated AXI
Policy              Insurance Co.    3/1/02   aggregate where applicable;
                    EOC52824758               Excess of $50M each occurrence/
                                              $50M aggregate Auto, GL & DIC
Foreign Liability   Fireman's Fund   3/1/01-  $1,000,000 Commercial GL;              $    74,434     Covers claims brought against
DIC                 Insurance        3/1/02   $1,000,000 Contingent Auto                             Sunterra Corp. and subsidiaries
General Liability   Company                   Liability;                                             for claims/ accidents occurring
Cover               #IDC00084513761           $1,000,000 Employers Liability                         outside the USA which are
                                                                                                     litigated/ filed in the USA.
                                                                                                     Rated A++XV
Property Policy     Lloyds of London 3/1/01-  $2.5 million annual aggregate          $ 1,684,802     McGriff Broker
                    168603M          3/1/02                                                          Covers all Sunterra Corp's.
                                                                                                     owned or managed resorts,
                                                                                                     except for Lake Arrowhead and
                                                                                                     the St. Maarten resorts
Property Policy     Lloyds of        3/1/01-  $2.5 million excess of                 $   947,702     McGriff Broker
                    London 168602M   3/1/02   $2.5 million annual aggregate for                      Excess property covers 2/nd/
                                              all perils, separately for Flood and                   layer; $5 million in combined
                                              Earthquake                                             property, business
                                                                                                     interruption and continuing
                                                                                                     expenses coverage. This policy
                                                                                                     will drop down and become
                                                                                                     primary if the above policy
                                                                                                     limits are exhausted.
Property Policy     Westchester      3/1/01-  $20 million excess of $2.5 million     $   400,142     McGriff Broker
                    Surplus Lines    3/1/02   per occurrence, which in turn                          Excess property covers 3/rd/
                    Insurance Co.             excess of $2.5 million annual                          layer; $25 million in combined
                    WXA662745-0               aggregate for all perils annually,                     property, business interruption
                                              separately for Flood and Earthquake                    and continuing expenses
                                                                                                     coverage
Property Policy     Royal Surplus    3/1/01-  $100 million excess $22.5 million      $   179,012     McGriff Broker
                    Lines -          3/1/02   except California Earthquake ($30                      Excess property 4th layer; $125
                    KHD317915                 million excess $22.5 million per                       million in combined property,
                                              occurrence, which in turn excess of                    business interruption and
                                              $2.5 million annual aggregate for                      continuing expenses coverage
                                              all perils)

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of             Company &        Policy
Coverage            Policy Number    Period   Limits/Deductible                      Premium         Comments
--------            -------------    ------   -----------------                      -------         --------
Property Policy     TIG Specialty    3/1/01-  $5 million excess of $5 million per    $142,157        Wind Flood Hail Coverage for
                    Ins. Co.         3/1/02   occurrence for wind, hail and flood                    U.S. Virgin Islands
                    XPT39205273               USVI
Property Policy     Fulcrum          3/1/01-  $5 million excess of $10 million       $ 63,182        Wind Flood Hail Coverage for
                    Insurance Co.    3/1/02   per occurrence for wind,                               U.S. Virgin Islands
                    240230-2001               hail and flood USVI
Boiler and          Travelers        3/1/01-  $45,000,000                            $ 6,027         McGriff Broker
Machinery           Insurance        3/1/02                                                          Covers all Sunterra Corp.'s
 Coverage           Company                                                                          locations and resorts except
                    #BMGM5J273K09                                                                    St. Maarten and Lake Arrowhead;
                    9611L01                                                                          $45 million excess of the
                                                                                                     primary Lloyds property policy.
HOA D&O Policy      National Union   11/1/00- $5,000,000 limit                                       Marsh Broker
                    Fire Insurance   11/1/01  $5,000 deductible                                      Individual D&O policies for HOA
                    Co. #004738335                                                                   Boards

                                                                                     $  3,000        AOAO Poipu Point
                                                                                                     AOAO Hawaiian Monarch
                                                                                     $  3,000        Breakers of Ft. Lauderdale
                                                                                                     Condo Assoc.
                                                                                     $  3,000        Bent Creek Golf Village Condo
                                                                                                     Assoc. Inc.
                                                                                     $  2,000        Carambola Beach Resort Owners
                                                                                                     Assoc. Inc.
                                                                                     $  2,000        Coral Sands of Miami Beach
                                                                                                     Timeshare Assoc. Inc.
                                                                                     $  5,000        Cypress Pointe II Condo Assoc.
                                                                                     $  3,000        Cypress Pointe Resort at Lake
                                                                                                     Buena Vista Condo Assoc.
                                                                                     $  3,000        Gatlinburg Town Square Resort
                                                                                                     Condo II Assoc.
                                                                                     $  3,000        Gatlinburg Town Square Members
                                                                                                     Assoc.
                                                                                     $  3,000        Gatlinburg Town Square Master
                                                                                                     Assoc.
                                                                                     $  3,000        Grand Beach Resort Condo Assoc.
                                                                                     $  3,000        Greensprings Plantation Resort
                                                                                                     Owners Assoc.
                                                                                     $  3,000        Lake Tahoe Vacation Ownership
                                                                                                     Resort Owners' Assoc.
                                                                                     $  2,000        Mountain Meadows Timeshare
                                                                                                     Owners' Assoc.
                                                                                     $  3,000        Plantation at Fall Creek Condo
                                                                                                     Assoc.
                                                                                     $  3,000        Poipu Point Vacation Owners'
                                                                                                     Assoc.
                                                                                     $  3,000        Polynesian Isles Resort Condo
                                                                                                     IV Assoc.
                                                                                     $  2,000        Polynesian Isles Resort Master
                                                                                                     Assoc.
                                                                                     $  2,000        Polynesian Isles Resort Condo
                                                                                                     Assoc.

Sunterra Resorts Policy Register 2001 - 2002                                                                            Attachment B
--------------------------------------------
Type of            Company &                 Policy
Coverage           Policy Number             Period            Limits/Deductible          Premium       Comments
--------           -------------             ------            -----------------          -------       --------
HOA D&O Policy     National Union Fire       11/1/00-          $5,000,000 limit                         Marsh Broker
- Continued        Insurance Co.             11/1/01           $5,000 deductible                        Individual D&O policies for
                   #004738335                                                                           HOA Boards
                                                                                          $    5,000    Powhatan Plantation
                                                                                                        Owners Assoc.
                                                                                          $    3,000    The Ridge on Sedona Golf
                                                                                                        Resort Owners' Assoc.
                                                                                          $    3,000    Ridge Pointe Property
                                                                                                        Assoc. Owners
                                                                                          $    3,000    Royal Dunes Beach Villas at
                                                                                                        Port Royal Resort Owners'
                                                                                                        Assoc.
                                                                                          $    5,000    Scottsdale Villa Mirage
                                                                                                        Resort Owners' Assoc.
                                                                                          $    3,000    Sedona Springs Resort
                                                                                                        Owners' Assoc.
                                                                                          $    3,000    Sedona Summit Resort
                                                                                                        Owners' Assoc.
                                                                                          $    2,000    The Savoy on South Beach
                                                                                                        Condo Assoc., Inc.
                                                                                          $    2,000    Town Village Resort Condo
                                                                                                        Assoc., Inc.
                                                                                          $    5,000    Scottsdale Villa Mirage
                                                                                                        Resort Condo Assoc. Inc.
                                                                                          $    5,000    Vacation Timeshare Owners
                                                                                                        Assoc.
                                                                                          $    2,000    Villas de Santa Fe Condo
                                                                                                        Assoc.
                                                                                          $    2,000    Villas at Poco Diablo Assoc.
                                                                                          $    2,000    Villas on the Lake Owners
                                                                                                        Assoc.
Corporate          Genesis                   1/27/01-          $10,000,000                $  100,000    Marsh Broker
Directors &        Insurance Co.             1/27/02                                                    Aggregate limits of $25
Officers           #YB001931A                                                                           million through end of
                                                                                                        current policy period
Corporate          Genesis                   1/27/01-          $10,000,000 x 15 million   $   50,000    Marsh Broker
Directors &        Insurance Co.             1/27/02
Officers           #YXB001937
Corporate          Twin City Fire            1/27/01-          $5,000,000 x 10 million    $   35,000    Marsh Broker
Directors &        Insurance Co.             1/27/02
Officers           (Hartford) #NDA
                   0131223-00
Corporate          Genesis                   1/27/01-          $5,000,000 Primary         $  647,500
Directors &        Insurance Co.             1/27/02
Officers           #YXB002299
Corporate          Gulf Insurance            1/27/01-          $5,000,000 X $5,000,000    $  323,750
Directors &        Company                   1/27/02
Officers           #GA0723854
Corporate          Twin City Fire            1/27/01-          $5,000,000 X $10,000,000   $  242,813
Directors &        Insurance Co.             1/27/02
Officers           (Hartford) #NDA
                   0131223-01
Corporate          Greenwich                 1/27/01-          $5,000,000 X $15,000,000   $  160,000
Directors &        Insurance Co.             1/27/02
Officers           (XL - Capitol)

Sunterra Resorts Policy Register 2001-2002                          Attachment B
------------------------------------------

Type of           Company &        Policy
Coverage          Policy Number    Period    Limits/Deductible                  Premium             Comments
--------          -------------    ------    -----------------                  -------             --------
Corporate         Clarendon        1/27/01-  $5,000,000 X $20,000,000           $  150,000
Directors &       National         1/27/02
Officers          Insurance Co.
                  (MAG)
Professional      Philadelphia     6/1/01-   $ 5,000,000                        $   84,802          Marsh Broker
Liability E&O     Indemnity        6/1/02    $10,000 deductible                                     E&O coverage for mortgage
                  HCL 2002942                                                                       banking, resort management and
                                                                                                    independent brokers by
                                                                                                    endorsement
Workers           Legion           6/15/01-  $1,000,000 limit per accident;     $  803,916          McGriff Broker
Compensation      Insurance        6/15/02   $1,000,000 Disease policy limit;                       Covers all states except Hawaii,
All Other States  TBA                        $1,000,000 Disease - each                              Nevada, Washington and U.S.
                                             employee                                               Virgin Islands
Workers           TIG Insurance    6/15/01-  $1,000,000 limit per accident;     $  365,475          Marsh Honolulu broker
Compensation                       6/15/02   $1,000,000 Disease policy limit;                       Coverage Hawaii locations -
Hawaii                                       $1,000,000 Disease - each                              Marc, Embassy Poipu, Kaanapali
                                             employee                                               and Sunterra Pacific resorts
EPL               Lexington        4/8/01-   $15,000,000 each insured           $316,295            Marsh
                  #1052315         4/8/02    event limit                        (does not           EPL coverage extends to
                                             $15,000,000 total aggregate        include             independent contractors and
                                             policy period limit                E&S or              claims against Sunterra for acts
                                             $100,000 deductible                other               of independent contractors
                                                                                applicable
                                                                                taxes)
Sunterra          St. Paul Fire &  4/09/01-  $1,000,000 single limit;           $70,734 AOS         McGriff Atlanta
Automobile        Marine           4/09/02   $5,000 per accident deductible;    $16,464 FL
Policy & Garage-  CA00101153                 $200,000 garagekeepers liab.       $29,941 Va
keepers           CA00101154 FL              $2,500 GK Collision deductible;    $865 USVI
                  CA00101152 Va              $500 GK Comprehensive
                  CA00101155                 deductible
                  USVI
Hawaii            TIG Insurance    3/01/01-  $1,000,000 bodily injury per       TBD                 Marsh Honolulu broker
Automobile        Co.              3/01/02   incident;
Liability Policy                             $1,000,000 property damage
                                             per incident;
                                             $500/$500 collision/
                                             comprehensive deductible;
                                             $1,000,000 limit;
                                             $1,000 deductible
                                             $20,000/$40,000 non-stacked
                                             Uninsured/underinsured
                                             motorist
Hawaii GL Policy  TIG Insurance    3/1/01-   $1,000,000 each occurrence         $  240,000          Marsh Honolulu broker
                  Co.              3/1/02    $50,000 fire damage
                                             $5,000 medical expenses
                                             $1,000,000 personal injury
                                             $2,000,000 general aggregate
                                             $2,000,000 products/completed
                                             operations aggregate
                                             $1,000 deductible
General Liability TIG Insurance    3/1/01-   $2,000,000 aggregate               $    8,792          McGriff Broker
Ridge Spa and     Co.              3/1/02    $1,000,000 occurrence                                  Separate policy for spa and
Racquet Club      #T70037500512              $300,000 fire damage                                   health club
                  04                         $5,000 medical expense

Santerra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of             Company &             Policy
Coverage            Policy Number         Period          Limits/Deductible                Premium        Comments
--------            -------------         ------          -----------------                -------        --------
Marina Operators    Commercial            5/1/01-         $1,000,000 protection and        $   20,500     McGriff Broker
Liability           Union Insurance       5/1/02          indemnity                                       Plantation at Fall Creek,
                    CZJH20890                             $1,000,000 rental liability                     Villason the Lake,
                                                          $100,000 per vessel Bailees                     Powhatan Plantation
                                                          $1,000,000 per occurrence                       Campground and Marina
                                                          Bailees
                                                          $1,000 deductible
Comprehensive       National Union        2/28/00-        $200,000 single loss             $    2,500     Marsh Broker
3D Policy           Fire Insurance        2/28/01         $2,500 deductible single loss                   Employee dishonesty
(#10/81) for        Co.                                                                                   coverage
Island Colony       #860-60-05
Comprehensive       National Union        2/18/00-        $200,000 single loss             $    2,500     Marsh Broker
3D Policy           Fire Insurance        2/18/01         $2,500 deductible single loss                   Employee dishonesty
[A(#10/81) for      Co.                                                                                   coverage
Poipu Point         #008-606-508
Blanket Crime       National Union        9/1/00-         $ 3,000,000                      $   30,012     Marsh Broker
Policy              Fire Insurance        8/31/01         $25,000 deductible                              Covers all Sunterra Corp.
                    Co. of                                                                                locations and managed
                    Pittsburgh, PA                                                                        locations
                    #473-30-27
St. Maarten         Allianz Royal         7/12/00-        $43,603,000 loss limit           $1,202,784     McGriff Atlanta
Property            Nederland             7/12/01         $10,000 deductible per
Insurance                                                 occurrence
                                                          2% TIV deductible for flood and
                                                          wind
Boiler &            Travelers             7/12/00-        $30,000,000                      $   11,399     McGriff Atlanta
Machinery           Insurance             7/12/01
St. Maarten         Company
                    BMG532X4032
Foreign Liability   Zurich                7/12/00-        $1,000,000 aggregate             $   11,000     McGriff Atlanta
Contingent                                7/12/01         $500,000 each occurrence
Automobile                                                $1,000,000 fire legal
Liability,                                                $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Business Travel     Unum Policy #         5/01/01-        $5,000,000 aggregate limit of    $    8,280     Aon Consulting, Inc.
Accident Policy     GTA 23207             5/01/02         liability
Basic Life          Prudential            1/01/01-        1 X Salary to $1,000,000
Insurance           Healthcare            12/31/01
                    Contract #76976
Supplemental Life   Prudential            1/01/01-        1,2, or 3 X Salary to $1,000,000
Insurance           Healthcare            12/31/01
                    Contract #76976
AD&D                Prudential            1/01/01-        50% to $100,000
                    Healthcare            12/31/01
                    Contract #76976
Short Term          Prudential            1/01/01-        60% to $1,000
Disability          Healthcare            12/31/01
                    Contract #76976
Long Term           Prudential            1/01/01-        50% to $10,000
Disability          Healthcare            12/31/01
                    Contract #76976
Dental              MetLife Contract      1/01/01-        $50/$150 deductible;                            In-Network: 100% / 80% /
                    #300151               12/31/01        $1,500 annual maximum;                          50% / 50%
                    (insured)                             $50 orthodontia deductible;                     Out-of-Network: 80% / 60
                                                          $2,000 orthodontia maximum                      / 30% / 50%
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of May 31, 2001


Property Name                     Acct. Title                         Bank Name                         Bank Account #      ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                                           Bank of America                    003064479205     111000012
Cypress Pointe                                                        Bank of America                    003064463813     111000012
Cypress Pointe                    Cypress Pointe Resort In House      First Union National Bank         2020000576169     063000021
                                  Sales and Marketing
Cypress Pointe                    CPR Petty Cash Spiff Acct           First Union National Bank         2090000321205     063000021
EVR Grand Beach                   Schreeder Wheeler & Flint           First Union National Bank         2090001812807     063000021
                                  Acting Escrow Agent
EVR Grand Beach                                                       Bank of America                    003064413944     111000012
EVR Grand Beach                   Resort Marketing Petty Cash         First Union National Bank         2090000740365     063000021
EVR Lake Tahoe                    RMI, Inc Brokers Trust Account      Wells Fargo Bank                    0314901042      121000248
EVR Lake Tahoe                    Lake Tahoe Resort Partners,         Wells Fargo Bank                    0059011684      121000248
                                  LLC
EVR Lake Tahoe                    RMI, Inc. Lake Tahoe Payroll        Wells Fargo Bank                    0901069161      121000248
                                  Acct
EVR Lake Tahoe                    Resort Marketing International      Wells Fargo Bank                    0901069187      121000248
First American Tour & Travel                                          Ozark Mountain Bank                 000086174
Flamingo Beach                    Merchant                            Windward Island Bank                 20018209          N/A
Flamingo Beach                                                        First Union National Bank         2090001067487     063000021
Flamingo Beach                    Operating                           Windward Island Bank                 20018100          N/A
Flamingo Beach                    French Franc's                      Banque Francaise                    602148390          N/A
                                                                      Commerciale
Flamingo Beach                    French Usds                         Banque Francaise                   60639999088         N/A
                                                                      Commerciale
Flamingo Beach                    RMI Flamingo CVOA                   First Union National Bank         2090001067623     063000021
Flamingo Beach                    AKGI Flamingo CVOA                  First Union National Bank         2090001067856     063000021
Flamingo Beach                    Payroll Usd                         Windward Island Bank                 20018002          N/A
Flamingo Beach                    Payroll Naf                         Windward Island Bank                 20145702          N/A
Ft. Lauderdale Beach                                                  First Union National Bank         2000001995594     063107513
Gatlinburg (Bent Creek)           SWF-Escrow                          Bank First                           04806220       064204198
Gatlinburg (Bent Creek)           Sunterra Resorts, Inc.              Mountain National Bank              104004783       064208437
Gatlinburg (Town Square)          Escrow-SWF                          Bank First                           04806476       064204198
Gatlinburg (Town Square)          Money Market                        First Union National Bank         2976374109798
Gatlinburg (Town Square)          MMG Development Corp. c/o           Amsouth Bank                        3720224672
                                  Signature Resorts Inc.
Gatlinburg (Town Square)          Berkely Four Seasons                SunTrust                             5654300
                                  Vacations
Gatlinburg (Town Village)         Escrow-SWF                          Bank First                           04807618       064204198
Northern VA Sales Ctr                                                 Bank of America                    004112989329
Northern VA Sales Ctr                                                 First Union National Bank         2050000283493     063000021
Plantation at Fall Creek                                              Bank of America                    002863355107
Polynesian Isles                                                      First Union National Bank         2000001995578
RMI Carlsbad                      Encore Account                      Wells Fargo Bank                    0435245261      121000248
RMI Myrtle Beach                                                      Bank of America                     3751477277      111000012
RMI Myrtle Beach                  RMI Myrtle Beach Payroll            Bank of America                     3751477264      111000012
RMI Orlando                       Premier Vacations Inc               Amsouth Bank                        3720096828      63104668
RMI Orlando                       RMI Cypress Payroll Acct            First Union National Bank         2090001686567     063000021
Royal Palm                                                            First Union National Bank         2090001067490     063000021
Royal Palm                        French Franc's                      Banque Francaise Commerciale       60214829097         N/A
Royal Palm                        Merchant                            Windward Island Bank                 20017310          N/A
Royal Palm                        AKGI Royal Palm CVOA                First Union National Bank         2090001067869     063000021
Royal Palm                        Operating                           Windward Island Bank                 20017201          N/A
Royal Palm                        Payroll Naf                         Windward Island Bank                 20145604          N/A
Royal Palm                        Payroll Usd                         Windward Island Bank                 20017103          N/A

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of May 31, 2001

Property Name                     Acct. Title                         Bank Name                         Bank Account #      ABA#
-----------------------------------------------------------------------------------------------------------------------------------
Royal Palm                                                                                                606399890
Royal Palm                        RMI Royal Palm CVOA                 First Union National Bank         2090001461766     063000021
San Luis Bay                      Rental                              Wells Fargo Bank                    0901069831
Savoy                                                                 First Union National Bank         2020000608477     063000021
Scottsdale Villa Mirage                                               Bank of America                     252962179
Scottsdale Villa Mirage           All Seasons Realty Inc SVM          Bank One Arizona                    2323-6529       122100024
                                  Function & Activities
Scottsdale Villa Mirage           Resort Marketing Int'l              Bank One Arizona                    2017-4235       122100024
Scottsdale Villa Mirage           Resort Marketing Int'l              Bank One Arizona                    2017-4307       122100024
Sedona Properties                 RMI Comm                            Bank One Arizona                    2363-9077       122100024
Sedona Properties                                                     Bank of America                   various accts.
Sedona Properties                 All Seasons                         Bank One Arizona                    0768-8821       122100024
Sedona Properties                 All Seasons Realty-Activities       Bank One Arizona                    0768-9453       122100024
                                  Clearing Acct
Sedona Properties                 RMI Payroll                         Bank One Arizona                    2751-0916       122100024
Sedona Properties                 All Seasons Resorts Inc-Fees Acct   Bank One Arizona                    0768-8645       122100024
Sedona Properties                 Ridge at Sedona Golf Resort         Bank One Arizona                    2750-9886       122100024
Sedona Properties                 All Seasons Realty Inc-             Bank One Arizona                    1005-8089       122100024
                                  Functions Acct
Sedona Properties                 Ridge at Sedona Golf Resort         Bank One Arizona                    2750-9907       122100024
Sedona Properties                 All Seasons                         Bank One Arizona                    2248-4624       122100024
St. Croix - Carambola             Capital Reserve                     The Bank of Nova Scotia               962-10        101606216
St. Croix - Carambola             Hotel Merchant                      The Bank of Nova Scotia               856-18        101606216
St. Croix - Carambola             Development Operating               The Bank of Nova Scotia               818-17        101606216
St. Croix - Carambola                                                 Chase Manhattan Bank             726-10-999-8585
St. Croix - Carambola             Hotel Operating                     The Bank of Nova Scotia               965-12        101606216
St. Croix - Carambola             RMI Carambola Property Payroll      The Bank of Nova Scotia               861-18        101606216
St. Maarten, NV                                                       Windward Island Bank                 20016901          N/A
Sunterra Corporation              Sunterra Corporation, Credit Card   First Union National Bank         2000008319869     063000021
Sunterra Corporation              Signature Resorts Inc               First Union National Bank         2090002393011     063000021
Sunterra Corporation              Signature Resorts Inc               Fidelity Investments             0059-0080390248    021000018
Sunterra Corporation              Sunterra Corporation                Salomon Smith Barney            224-90675-1-9-315   021000021
Sunterra Corporation              Sunterra Corporation-Operating      First Union National Bank         2000008319856     063000021
Sunterra Corporation              Sunterra Corporation-Payroll        First Union National Bank         2000008319953     063000021
Sunterra Corporation                                                  Bank of America                     1420069295
Sunterra Finance                                                      LaSalle National Bank              69-7934-70-5
Sunterra Finance                                                      Bank One Arizona                    0311-2294       122100024
Sunterra Finance                                                      Bank One Arizona                    2313-5354
Sunterra Finance                                                      Old Kent Bank                       7508759557
Sunterra Finance                                                      Bank One Arizona                    0174-7034       122100024
Sunterra Finance                                                      Bank One Arizona
Sunterra Finance                                                      LaSalle National Bank              69-7934-71-3
Sunterra Finance                  Sunterra Financial Services, Inc.   Bank of America                    000880008065
Tahoe Beach & Ski                 Resort Marketing Int                Bank of America                     0495910223      121000358
Tahoe Roundhill                   Resort Connections                  Wells Fargo Bank                    4159566660      121000248
Villas de Santa Fe                Signature Resorts Inc RMI Santa Fe  Wells Fargo Bank                    0644525651      107002192
Villas on the Lake                                                    Bank of America                    004771161038
Virginia - Greensprings                                               Bank of America                    004130354431
Virginia - RMI                    Petty Cash                          Wachovia Bank                       7901037196      051000253
Virginia - RMI                    RMI Payroll Account                 Wachovia Bank                       7901037153      051000253
Virginia - RMI                    RMI Virginia Operating Account      Wachovia Bank                       7901037145      051000253

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                        $    7,832,002
Cash in escrow and restricted cash                                   59,120,655
Mortgages receivable, net                                           193,152,343
Retained interests                                                   28,465,049
Intercompany receivable                                             103,511,497
Due from related parties                                              8,784,364
Other receivables, net                                               42,145,563
Prepaid expenses and other assets                                    12,485,912
Investment in joint ventures                                          1,502,420
Real estate and development costs                                   253,648,676
Property and equipment, net                                          70,678,429
Intangible assets, net                                               35,465,640
                                                                 --------------

                                                                 $  816,792,550
                                                                 ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               80,221,037
Notes payable subject to compromise                                 676,534,601
Accounts payable not subject to compromise                           10,029,399
Accrued liabilities                                                  15,334,898
Notes payable not subject to compromise                              47,235,861
Deferred income taxes                                                 6,362,916
                                                                 --------------
                                                                    835,718,712

Stockholders' equity                                                (18,926,162)
                                                                 --------------

Total liabilities and equity                                     $  816,792,550
                                                                 ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
---------
Vacation interests sales                                           $  5,552,061
Interest income                                                       2,084,533
Other income (loss)                                                    (989,923)
                                                                   ------------
     Total revenues                                                   6,646,671
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      1,216,420
Advertising, sales and marketing                                      2,848,749
Provision for doubtful accounts                                         535,695
Loan portfolio expenses                                               1,094,921
General and administrative                                            1,482,629
Depreciation and amortization                                         1,059,565
                                                                   ------------
Total costs and operating expenses                                    8,237,979
                                                                   ------------

Income (loss) from operations                                        (1,591,308)

Interest expense                                                      1,991,293
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                     (480,659)
     Interest (Income)                                                 (168,922)
     Professional Services                                            1,887,788
                                                                   ------------

Income (loss) before provision for taxes                             (4,820,808)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $ (4,820,808)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                                       Total
                                                                Consolidated
                                                                    Sunterra
                                                                 Corporation
                                                                 -----------
Beginning Cash Balance                                          $ 15,375,215 (a)

Interest Income on full DIP draw                                     142,952

Deposit/Collection:
-------------------
Encore                                                                99,410
Rental Income                                                        220,562
Sports Package                                                           292
Tour Sales                                                           143,374
Closing Costs                                                         19,737
Operating Refunds                                                     19,852
Conversions                                                           13,305
Escrow Funds                                                       3,051,849
Sunterra's Collections on Mortgages Receivable                     3,655,038
Timeshare Sales                                                        3,112
Sunterra Finance Servicing Fee Income                                134,915
Employee Payroll Deduction Reimbursement                             131,959
HOA Property Insurance Reimbursement                                   7,376
Non-Debtor Insurance Reimbursement                                   251,549
Non-Debtor Reimbursements                                            765,621
                                                                  ----------

    Subtotal-Deposit/Collection Inflows                            8,660,901

Resort Operating & Payroll Balances (added back)                   2,280,585

Other:
------
Asset Sales                                                        1,308,663
Other                                                              1,398,444
                                                                  ----------

Total Cash Inflows                                                13,648,593

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Outflows:
---------
Operating-Corporate                                                   2,104,065
Operating-Sunterra Finance                                              566,492
Operating-Premier                                                        12,869
Operating-Carlsbad                                                       22,613
Operating-Resorts                                                     2,850,715
Payroll-Corporate                                                     1,079,863
Payroll-Sunterra Finance                                                525,863
Payroll-Resorts(S&W)                                                  1,551,227
Commissions-Post                                                        749,291
HOA Subsidies & Maintenance Fees                                      1,791,579
Health Claims                                                           368,831
Insurance - Coverage Premiums                                           836,611
Professional Fees                                                     2,228,593
                                                                   ------------

Total Cash Outflows                                                  14,688,612

Capital Expenditures and Maintenance:
-------------------------------------
Construction                                                            164,276
Hurricane Repairs                                                        66,000

Interest:
---------
Interest Expense on D.I.P.                                              323,954
DIP Loan Paydown                                                      6,009,543
                                                                   ------------

Total Cash Outflows                                                  21,252,385
                                                                   ------------

Ending Cash Balance                                                   7,771,423
Non Cash Adjustments                                                     60,579
                                                                   ------------
Balance per Cash Flow                                              $  7,832,002
                                                                   ============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Reconciliation:
---------------

Bank Balances:
--------------
First Union                                                           4,390,095
Salomon Smith Barney                                                  5,172,088
Resort Cash Accounts                                                  1,130,933
                                                                   ------------
Total Bank Balances                                                  10,693,116

Less Outstanding Checks                                              (2,861,114)
                                                                   ------------
Total Cash per Balance Sheet                                       $  7,832,002
                                                                   ============

Difference                                                                    0


Notes to Debtor's Cash Flow:
----------------------------
a)  Beginning cash balance includes Corporate Cash only




The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001


                                                      Sunterra
Legal entity                                        Corporation
Bankruptcy filing number                           00-5-6931-JS
                                                  -------------
Assets:
------
Cash and cash equivalents                         $   5,868,989
Cash in escrow and restricted cash                   29,901,095
Mortgages receivable, net                               (34,448)
Retained interests                                            -
Intercompany receivable                             346,315,172
Due from related parties                              2,768,394
Other receivables, net                               16,256,605
Prepaid expenses and other assets                     7,336,623
Investment in joint ventures                          1,502,420
Real estate and development costs                    87,644,694
Property and equipment, net                          54,153,539
Intangible assets, net                               26,106,635
                                                  -------------

                                                  $ 577,819,718
                                                  =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise               56,095,673
Notes payable subject to compromise                 585,456,553
Accounts payable not subject to compromise            5,324,630
Accrued liabilities                                   8,986,317
Notes payable not subject to compromise              47,235,861
Deferred income taxes                                 6,343,996
                                                  -------------
                                                    709,443,030

Stockholders' equity                               (131,623,312)
                                                  -------------

Total liabilities and equity                      $ 577,819,718
                                                  =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001


                                                       Sunterra
Legal entity                                        Corporation
Bankruptcy filing number                           00-5-6931-JS
                                                   ------------
Revenues:
---------
Vacation interests sales                           $    136,386
Interest income                                               -
Other income (loss)                                    (489,861)
                                                   -------------
     Total revenues                                    (353,475)
                                                   -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                         16,276
Advertising, sales and marketing                         77,981
Provision for doubtful accounts                               -
Loan portfolio expenses                                       -
General and administrative                            1,546,876
Depreciation and amortization                           881,979
                                                   ------------
Total costs and operating expenses                    2,523,112
                                                   ------------

Income (loss) from operations                        (2,876,587)

Interest expense                                      1,041,721
Other nonoperating expenses                                   -
Realized (gain) on available-for-sale securities              -
Equity (gain) on investment in joint ventures                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                     (480,659)
     Interest (Income)                                 (168,922)
     Professional Services                            1,887,788
                                                   ------------

Income (loss) before provision for taxes             (5,156,515)

Provision for income taxes                                    -
                                                   ------------
Net income (loss)                                  $ (5,156,515)
                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                       Sunterra
Legal entity                                        Corporation
Bankruptcy filing number                           00-5-6931-JS
                                                   ------------
Inflows:
-------
Interest Income on D.I.P.                         $     142,952

Deposit/Collection
------------------
Encore                                                    5,699
Rental Income                                           202,526
Tour Sales                                                 (651)
Closing Costs                                            19,737
Operating Refunds                                        97,284
Conversions                                               8,823
Escrow Funds                                            469,831
Sunterra's Collections on Mortgages Receivable        3,655,038
Employee Payroll Deduction Reimbursement                 52,617
HOA Property Insurance Reimbursement                      7,376
Non-Debtor Insurance Reimbursement                      251,549
Non-Debtor Reimbursements                               765,621
                                                  -------------
    Subtotal-Deposit/Collection Inflows               5,678,400

Other
-----
Asset Sales                                           1,308,663
Other                                                 1,398,444
                                                  -------------
    Total Cash Inflows                                8,385,507

Outflows:
--------
Operating-Corporate                                   2,104,065
Operating-Resorts                                       450,163
Payroll-Corporate                                     1,079,863
Payroll-Resorts(S&W)                                    137,502
Commissions-Post                                         45,354
HOA Subsidies & Maintenance Fees                        961,071
Health Claims                                           368,831
Insurance - Coverage Premiums                           830,696
Professional Fees                                     2,228,593
                                                  -------------

    Total Cash Outflows                               8,206,138

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                             -

Interest
--------
Interest Expense on D.I.P.                              323,954
DIP Loan Paydown                                      6,009,543

Other
-----
Other                                                         -
                                                  -------------
    Total Cash Outflows                           $  14,539,635
                                                  -------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001


                                                      AKGI St.
Legal entity                                       Maarten, NV
Bankruptcy filing number                          00-5-6933-JS
                                                  ------------
Assets:
------
Cash and cash equivalents                         $    213,116
Cash in escrow and restricted cash                     646,815
Mortgages receivable, net                                    -
Retained interests                                           -
Intercompany receivable                             (4,948,332)
Due from related parties                             4,004,789
Other receivables, net                               3,051,952
Prepaid expenses and other assets                      630,260
Investment in joint ventures                                 -
Real estate and development costs                   17,504,541
Property and equipment, net                            193,276
Intangible assets, net                                       -
                                                  ------------

                                                  $ 21,296,417
                                                  ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise               2,600,742
Notes payable subject to compromise                          -
Accounts payable not subject to compromise             230,049
Accrued liabilities                                  3,594,371
Notes payable not subject to compromise                      -
Deferred income taxes                                   18,920
                                                  ------------
                                                     6,444,082

Stockholders' equity                                14,852,335
                                                  ------------

Total liabilities and equity                      $ 21,296,417
                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001


                                                   AKGI St.
Legal entity                                    Maarten, NV
Bankruptcy filing number                       00-5-6933-JS
                                               ------------
Revenues:
--------
Vacation interests sales                        $ 367,455
Interest income                                         -
Other income (loss)                              (109,055)
                                                ---------
     Total revenues                               258,400
                                                ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                   47,951
Advertising, sales and marketing                  402,164
Provision for doubtful accounts                         -
Loan portfolio expenses                             8,558
General and administrative                         91,899
Depreciation and amortization                      14,623
                                                ---------
Total costs and operating expenses                565,195
                                                ---------

Income (loss) from operations                    (306,795)

Interest expense                                        -
Equity (gain) on investment in joint ventures           -
Bankruptcy expenses                                     -
                                                ---------

Income (loss) before provision for taxes         (306,795)

Provision for income taxes                              -
                                                ---------
Net income (loss)                               $(306,795)
                                                =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001


                                            AKGI St.
Legal entity                             Maarten, NV
Bankruptcy filing number                00-5-6933-JS
                                        ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                       $ 2,715
Timeshare Sales                                    -
                                             -------

    Subtotal-Deposit/Collection Inflows        2,715

Other
----
Other                                              -
                                             -------

  Total Cash Inflows                           2,715

Outflows:
--------
Operating-Resorts                             98,000
                                             -------

  Total Cash Outflows                        $98,000
                                             -------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001


                                             All Seasons
Legal entity                            Properties, Inc.
Bankruptcy filing number                    00-5-6934-JS
                                            ------------
Assets:
-------
Cash and cash equivalents                   $          -
Cash in escrow and restricted cash                     -
Mortgages receivable, net                              -
Retained interests                                     -
Intercompany receivable                                -
Due from related parties                               -
Other receivables, net                                 -
Prepaid expenses and other assets                      -
Investment in joint ventures                           -
Real estate and development costs                      -
Property and equipment, net                            -
Intangible assets, net                                 -
                                            ------------

                                            $          -
                                            ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                 -
Notes payable subject to compromise                    -
Accounts payable not subject to compromise             -
Accrued liabilities                                    -
Notes payable not subject to compromise                -
Deferred income taxes                                  -
                                            ------------
                                                       -

Stockholders' equity                                   -
                                            ------------

Total liabilities and equity                $          -
                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001


                                                 All Seasons
Legal entity                                Properties, Inc.
Bankruptcy filing number                        00-5-6934-JS
                                                ------------
Revenues:
---------
Vacation interests sales                        $          -
Interest income                                            -
Other income (loss)                                        -
                                                ------------
     Total revenues                                        -
                                                ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                           -
Advertising, sales and marketing                           -
Provision for doubtful accounts                            -
Loan portfolio expenses                                    -
General and administrative                                 -
Depreciation and amortization                              -
                                                ------------
Total costs and operating expenses                         -
                                                ------------

Income (loss) from operations                              -

Interest expense                                           -
Equity (gain) on investment in joint ventures              -
Bankruptcy expenses                                        -
                                                ------------

Income (loss) before provision for taxes                   -

Provision for income taxes                                 -
                                                ------------
Net income (loss)                               $          -
                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001


                                                         All Seasons
Legal entity                                        Properties, Inc.
Bankruptcy filing number                                00-5-6934-JS
                                                        ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                    All Seasons
                                                       Resorts,
Legal entity                                          Inc. (AZ)
Bankruptcy filing number                           00-5-6936-JS
                                                   ------------
Assets:
------
Cash and cash equivalents                         $    350,980
Cash in escrow and restricted cash                   2,725,607
Mortgages receivable, net                                 (739)
Retained interests                                           -
Intercompany receivable                             40,494,129
Due from related parties                               (84,239)
Other receivables, net                               6,277,506
Prepaid expenses and other assets                    1,093,838
Investment in joint ventures                                 -
Real estate and development costs                   25,034,920
Property and equipment, net                          1,809,480
Intangible assets, net                                       -
                                                  ------------

                                                  $ 77,701,482
Liabilities and equity:
----------------------
Accounts payable subject to compromise               2,031,086
Notes payable subject to compromise                  1,205,080
Accounts payable not subject to compromise           1,306,250
Accrued liabilities                                    (36,743)
Notes payable not subject to compromise                      -
Deferred income taxes                                        -
                                                  ------------
                                                     4,505,673

Stockholders' equity                                73,195,809
                                                  ------------

Total liabilities and equity                      $ 77,701,482
                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                 All Seasons
                                                    Resorts,
Legal entity                                       Inc. (AZ)
Bankruptcy filing number                        00-5-6936-JS
                                                ------------
Revenues:
--------
Vacation interests sales                        $ 3,662,298
Interest income                                     (10,703)
Other income (loss)                                  (9,648)
                                                -----------
     Total revenues                               3,641,947
                                                -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                    837,726
Advertising, sales and marketing                  1,605,924
Provision for doubtful accounts                           -
Loan portfolio expenses                              21,886
General and administrative                          221,273
Depreciation and amortization                        26,726
                                                -----------
Total costs and operating expenses                2,713,535
                                                -----------

Income (loss) from operations                       928,412

Interest expense                                          -
Equity (gain) on investment in joint ventures             -
Bankruptcy expenses                                       -
                                                -----------

Income (loss) before provision for taxes            928,412

Provision for income taxes                                -
                                                -----------
Net income (loss)                               $   928,412
                                                ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                           All Seasons
                                              Resorts,
Legal entity                                 Inc. (AZ)
Bankruptcy filing number                  00-5-6936-JS
                                          ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                    $     16,481
Tour Sales                                     105,352
Operating Refunds                                8,555
Escrow Funds                                 1,606,928
Timeshare Sales                                  3,112
                                          ------------

    Subtotal-Deposit/Collection Inflows      1,740,427

Other
-----
Asset Sales                                          -
                                          ------------

    Total Cash Inflows                       1,740,427
                                          ------------

Outflows:
--------
Operating-Resorts                            1,152,681
Payroll-Resorts(S&W)                           660,479
Commissions-Post                               599,527
HOA Subsidies & Maintenance Fees               194,607
Insurance - Coverage Premiums                    3,627
                                          ------------
                                             2,610,920

Capital Expenditures & Maintenance
----------------------------------
Construction                                   164,276
                                          ------------

    Total Cash Outflows                   $  2,775,196
                                          ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                All Seasons
                                                   Resorts,
Legal entity                                      Inc. (TX)
Bankruptcy filing number                       00-5-6937-JS
                                               ------------
Assets:
------
Cash and cash equivalents                     $           -
Cash in escrow and restricted cash                   33,709
Mortgages receivable, net                                 -
Retained interests                                        -
Intercompany receivable                          (7,274,336)
Due from related parties                            186,165
Other receivables, net                              951,180
Prepaid expenses and other assets                     3,485
Investment in joint ventures                              -
Real estate and development costs                 3,778,522
Property and equipment, net                          52,190
Intangible assets, net                                    -
                                              -------------

                                              $  (2,269,085)
                                              =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise              157,055
Notes payable subject to compromise                       -
Accounts payable not subject to compromise           25,290
Accrued liabilities                                (147,865)
Notes payable not subject to compromise                   -
Deferred income taxes                                     -
                                              -------------
                                                     34,480

Stockholders' equity                             (2,303,565)
                                              -------------

Total liabilities and equity                  $  (2,269,085)
                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                All Seasons
                                                   Resorts,
Legal entity                                      Inc. (TX)
Bankruptcy filing number                       00-5-6937-JS
                                               ------------
Revenues:
--------
Vacation interests sales                       $          -
Interest income                                           -
Other income (loss)                                 (15,400)
                                               ------------
     Total revenues                                 (15,400)
                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                          -
Advertising, sales and marketing                      4,298
Provision for doubtful accounts                           -
Loan portfolio expenses                                   -
General and administrative                           32,100
Depreciation and amortization                             -
                                               ------------
Total costs and operating expenses                   36,398
                                               ------------

Income (loss) from operations                       (51,798)

Interest expense                                          -
Equity (gain) on investment in joint ventures             -
Bankruptcy expenses                                       -
                                               ------------

Income (loss) before provision for taxes            (51,798)

Provision for income taxes                                -
                                               ------------
Net income (loss)                              $    (51,798)
                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                           All Seasons
                                              Resorts,
Legal entity                                 Inc. (TX)
Bankruptcy filing number                  00-5-6937-JS
                                          ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                    $        667
Operating Refunds                                  (15)
Conversions                                      1,992
                                          ------------

    Subtotal-Deposit/Collection Inflows          2,644

Other
-----
Asset Sales                                          -
                                          ------------

    Total Cash Inflows                           2,644
                                          ------------

Outflows:
--------
Operating-Resorts                               14,264
HOA Subsidies & Maintenance Fees                21,097
                                          ------------

    Total Cash Outflows                   $     35,361
                                          ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                        Grand
                                                        Beach
Legal entity                                       Resort, LP
Bankruptcy filing number                         00-5-6945-JS
                                                 ------------
Assets:
------
Cash and cash equivalents                        $      2,633
Cash in escrow and restricted cash                  1,419,673
Mortgages receivable, net                                   -
Retained interests                                          -
Intercompany receivable                           (15,696,332)
Due from related parties                            1,507,773
Other receivables, net                              5,453,631
Prepaid expenses and other assets                     202,402
Investment in joint ventures                                -
Real estate and development costs                  20,770,229
Property and equipment, net                           463,915
Intangible assets, net                                      -
                                                 ------------

                                                 $ 14,123,924
Liabilities and equity:
----------------------
Accounts payable subject to compromise              1,685,890
Notes payable subject to compromise                         -
Accounts payable not subject to compromise            541,455
Accrued liabilities                                 1,873,070
Notes payable not subject to compromise                     -
Deferred income taxes                                       -
                                                 ------------
                                                    4,100,415

Stockholders' equity                               10,023,509
                                                 ------------

Total liabilities and equity                     $ 14,123,924
                                                 ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                         Grand
                                                         Beach
Legal entity                                        Resort, LP
Bankruptcy filing number                          00-5-6945-JS
                                                  ------------
Revenues:
--------
Vacation interests sales                          $   326,428
Interest income                                             -
Other income (loss)                                    (7,443)
                                                  -----------
     Total revenues                                   318,985
                                                  -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                       55,075
Advertising, sales and marketing                      188,908
Provision for doubtful accounts                             -
Loan portfolio expenses                                     -
General and administrative                              4,111
Depreciation and amortization                          18,280
                                                  -----------
Total costs and operating expenses                    266,374
                                                  -----------

Income (loss) from operations                          52,611

Interest expense                                            -
Equity (gain) on investment in joint ventures               -
Bankruptcy expenses                                         -
                                                  -----------

Income (loss) before provision for taxes               52,611

Provision for income taxes                                  -
                                                  -----------
Net income (loss)                                 $    52,611
                                                  ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                   Grand
                                                   Beach
Legal entity                                  Resort, LP
Bankruptcy filing number                    00-5-6945-JS
                                            ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                      $     3,234
Operating Refunds                                  (728)
Escrow Funds                                    149,936
Employee Payroll Deduction Reimbursement          5,033
                                            -----------

    Subtotal-Deposit/Collection Inflows         157,475

Other
-----
Asset Sales                                        --
                                            -----------

    Total Cash Inflows                          157,475
                                            -----------

Outflows:
--------
Operating-Resorts                               119,648
Payroll-Resorts(S&W)                             95,993
Commissions-Post                                 41,090
HOA Subsidies & Maintenance Fees                 96,499
                                            -----------

    Total Cash Outflows                     $   353,230
                                            -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001


                                              Greensprings
Legal entity                                   Associates
Bankruptcy filing number                      00-5-6946-JS
                                              ------------
Assets:
------
Cash and cash equivalents                     $          -
Cash in escrow and restricted cash                 658,926
Mortgages receivable, net                                -
Retained interests                                       -
Intercompany receivable                         19,224,377
Due from related parties                           328,939
Other receivables, net                           1,167,924
Prepaid expenses and other assets                    8,636
Investment in joint ventures                             -
Real estate and development costs               12,051,247
Property and equipment, net                      1,715,802
Intangible assets, net                                   -
                                              ------------

                                              $ 35,155,851
                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise             758,089
Notes payable subject to compromise                      -
Accounts payable not subject to compromise           5,750
Accrued liabilities                               (242,975)
Notes payable not subject to compromise                  -
Deferred income taxes                                    -
                                              ------------
                                                   520,864

Stockholders' equity                            34,634,987
                                              ------------

Total liabilities and equity                  $ 35,155,851
                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001


                                                Greensprings
Legal entity                                     Associates
Bankruptcy filing number                        00-5-6946-JS
                                                ------------
Revenues:
--------
Vacation interests sales                        $    453,210
Interest income                                            -
Other income (loss)                                   (4,294)
                                                ------------
     Total revenues                                  448,916
                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                     120,317
Advertising, sales and marketing                       2,645
Provision for doubtful accounts                            -
Loan portfolio expenses                                    -
General and administrative                             5,668
Depreciation and amortization                         13,898
                                                ------------
Total costs and operating expenses                   142,528
                                                ------------

Income (loss) from operations                        306,388

Interest expense                                           -
Equity (gain) on investment in joint ventures              -
Bankruptcy expenses                                        -
                                                ------------

Income (loss) before provision for taxes             306,388

Provision for income taxes                                 -
                                                ------------
Net income (loss)                               $    306,388
                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001


                                                       Greensprings
Legal entity                                            Associates
Bankruptcy filing number                               00-5-6946-JS
                                                       ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                              Greensprings
                                                Plantation
Legal entity                                 Resorts, Inc.
Bankruptcy filing number                      00-5-6947-JS
                                             -------------
Assets:
------
Cash and cash equivalents                     $          -
Cash in escrow and restricted cash                       -
Mortgages receivable, net                                -
Retained interests                                       -
Intercompany receivable                                  -
Due from related parties                                 -
Other receivables, net                                   -
Prepaid expenses and other assets                        -
Investment in joint ventures                             -
Real estate and development costs                        -
Property and equipment, net                              -
Intangible assets, net                                   -
                                                         -
                                              ------------
                                              $          -
                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                   -
Notes payable subject to compromise                      -
Accounts payable not subject to compromise               -
Accrued liabilities                                      -
Notes payable not subject to compromise                  -
Deferred income taxes                                    -
                                              ------------
                                                         -

Stockholders' equity                                     -
                                              ------------

Total liabilities and equity                  $          -
                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                   Greensprings
                                                     Plantation
Legal entity                                      Resorts, Inc.
Bankruptcy filing number                           00-5-6947-JS
                                                   ------------
Revenues:
--------
Vacation interests sales                           $          -
Interest income                                               -
Other income (loss)                                           -
                                                   ------------
     Total revenues                                           -
                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                              -
Advertising, sales and marketing                              -
Provision for doubtful accounts                               -
Loan portfolio expenses                                       -
General and administrative                                    -
Depreciation and amortization                                 -
                                                   ------------
Total costs and operating expenses                            -
                                                   ------------

Income (loss) from operations                                 -

Interest expense                                              -
Equity (gain) on investment in joint ventures                 -
Bankruptcy expenses                                           -
                                                   ------------

Income (loss) before provision for taxes                      -

Provision for income taxes                                    -
                                                   ------------
Net income (loss)                                  $          -
                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                 Greensprings
                                                   Plantation
Legal entity                                    Resorts, Inc.
Bankruptcy filing number                         00-5-6947-JS
                                                 ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                   Harich
                                                    Tahoe
Legal entity                                  Development
Bankruptcy filing number                     00-5-6948-JS
                                             ------------
Assets:
------
Cash and cash equivalents                    $          -
Cash in escrow and restricted cash                      -
Mortgages receivable, net                               -
Retained interests                                      -
Intercompany receivable                        (3,824,608)
Due from related parties                                -
Other receivables, net                            456,268
Prepaid expenses and other assets                  57,556
Investment in joint ventures                            -
Real estate and development costs                 552,740
Property and equipment, net                        11,111
Intangible assets, net                                  -
                                             ------------

                                             $ (2,746,933)
                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise             28,378
Notes payable subject to compromise             1,154,643
Accounts payable not subject to compromise              -
Accrued liabilities                                85,200
Notes payable not subject to compromise                 -
Deferred income taxes                                   -
                                             ------------
                                                1,268,221

Stockholders' equity                           (4,015,154)
                                             ------------

Total liabilities and equity                 $ (2,746,933)
                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                        Harich
                                                         Tahoe
Legal entity                                       Development
Bankruptcy filing number                          00-5-6948-JS
                                                  ------------
Revenues:
--------
Vacation interests sales                          $          -
Interest income                                              -
Other income (loss)                                     (5,253)
                                                  ------------
     Total revenues                                     (5,253)
                                                  ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                             -
Advertising, sales and marketing                             -
Provision for doubtful accounts                              -
Loan portfolio expenses                                      -
General and administrative                                   -
Depreciation and amortization                                -
                                                  ------------
Total costs and operating expenses                           -
                                                  ------------

Income (loss) from operations                           (5,253)

Interest expense                                             -
Equity (gain) on investment in joint ventures                -
Bankruptcy expenses                                          -
                                                  ------------

Income (loss) before provision for taxes                (5,253)

Provision for income taxes                                   -
                                                  ------------
Net income (loss)                                 $     (5,253)
                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                     Harich
                                                      Tahoe
Legal entity                                    Development
Bankruptcy filing number                       00-5-6948-JS
                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                         $          -
                                               ------------

    Subtotal-Deposit/Collection Inflows                   -

Other
-----
Asset Sales                                               -
                                               ------------

    Total Cash Inflows                                    -
                                               ------------

Outflows:
--------
Operating-Resorts                                         -
                                               ------------
Total Cash Outflows                            $          -
                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                               Lake Tahoe
                                                   Resort
Legal entity                                Partners, LLC
Bankruptcy filing number                     00-5-6952-JS
                                             ------------
Assets:
------
Cash and cash equivalents                    $     31,886
Cash in escrow and restricted cash              1,432,546
Mortgages receivable, net                               -
Retained interests                                      -
Intercompany receivable                       (30,791,902)
Due from related parties                                -
Other receivables, net                          2,789,952
Prepaid expenses and other assets                 147,060
Investment in joint ventures                            -
Real estate and development costs              45,939,773
Property and equipment, net                       112,864
Intangible assets, net                                  -
                                             ------------

                                             $ 19,662,179
Liabilities and equity:
----------------------
Accounts payable subject to compromise          4,213,692
Notes payable subject to compromise                     -
Accounts payable not subject to compromise        534,629
Accrued liabilities                               974,721
Notes payable not subject to compromise                 -
Deferred income taxes                                   -
                                             ------------
                                                5,723,042

Stockholders' equity                           13,939,137
                                             ------------

Total liabilities and equity                 $ 19,662,179
                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                   Lake Tahoe
                                                       Resort
Legal entity                                    Partners, LLC
Bankruptcy filing number                         00-5-6952-JS
                                                 ------------
Revenues:
--------
Vacation interests sales                         $    226,176
Interest income                                             -
Other income (loss)                                  (103,732)
                                                 ------------
     Total revenues                                   122,444
                                                 ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                       78,300
Advertising, sales and marketing                      113,293
Provision for doubtful accounts                             -
Loan portfolio expenses                                     -
General and administrative                             48,210
Depreciation and amortization                           6,427
                                                 ------------
Total costs and operating expenses                    246,230
                                                 ------------

Income (loss) from operations                        (123,786)

Interest expense                                            -
Equity (gain) on investment in joint ventures               -
Bankruptcy expenses                                         -
                                                 ------------

Income (loss) before provision for taxes             (123,786)

Provision for income taxes                                  -
                                                 ------------
Net income (loss)                                $   (123,786)
                                                 ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                             Lake Tahoe
                                                 Resort
Legal entity                              Partners, LLC
Bankruptcy filing number                   00-5-6952-JS
                                           ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                     $      3,108
Escrow Funds                                    365,363
                                           ------------

    Subtotal-Deposit/Collection Inflows         368,472
                                           ------------

Other
-----
Asset Sales                                           -
                                           ------------
    Total Cash Inflows                          368,472
                                           ------------

Outflows:
--------
Operating-Resorts                                38,899
Payroll-Resorts(S&W)                             82,900
Commissions-Post                                 47,859
Insurance - Coverage Premiums                       644
                                           ------------

    Total Cash Outflows                    $    170,302
                                           ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                     MMG
                                              Development
Legal entity                                        Corp.
Bankruptcy filing number                     00-5-6954-JS
                                             ------------
Assets:
------
Cash and cash equivalents                    $     40,322
Cash in escrow and restricted cash              1,185,780
Mortgages receivable, net                              --
Retained interests                                     --
Intercompany receivable                       (26,274,260)
Due from related parties                          (28,133)
Other receivables, net                          1,608,470
Prepaid expenses and other assets                 430,865
Investment in joint ventures                           --
Real estate and development costs              21,992,393
Property and equipment, net                     5,358,217
Intangible assets, net                                 --
                                             ------------

                                             $  4,313,654
                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise          2,193,309
Notes payable subject to compromise                    --
Accounts payable not subject to compromise        240,226
Accrued liabilities                            (1,241,196)
Notes payable not subject to compromise                --
Deferred income taxes                                  --
                                             ------------
                                                1,192,339

Stockholders' equity                            3,121,315
                                             ------------

Total liabilities and equity                 $  4,313,654
                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                    MMG
                                              Development
Legal entity                                        Corp.
Bankruptcy filing number                     00-5-6954-JS
                                             ------------
Revenues:
--------
Vacation interests sales                        $  89,518
Interest income                                        --
Other income (loss)                               (95,709)
                                                ---------
     Total revenues                                (6,191)
                                                ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                   19,230
Advertising, sales and marketing                 (155,823)
Provision for doubtful accounts                        --
Loan portfolio expenses                                --
General and administrative                          7,099
Depreciation and amortization                      19,252
                                                ---------
Total costs and operating expenses               (110,242)
                                                ---------

Income (loss) from operations                     104,051

Interest expense                                       --
Equity (gain) on investment in joint ventures          --
Bankruptcy expenses                                    --
                                                ---------

Income (loss) before provision for taxes          104,051

Provision for income taxes                             --
                                                ---------
Net income (loss)                               $ 104,051
                                                =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                               MMG
                                         Development
Legal entity                                   Corp.
Bankruptcy filing number                00-5-6954-JS
                                        ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                     $  60,223
Operating Refunds                               (350)
Conversions                                    2,490
Escrow Funds                                  85,496
Employee Payroll Deduction Reimbursement       1,463
Non-Debtor Collections                       765,621
                                           ---------

    Subtotal-Deposit/Collection Inflows      914,943

Other
-----
Asset Sales                                       --
                                           ---------

    Total Cash Inflows                       914,943
                                           ---------

Outflows:
--------
Operating-Resorts                            153,528
Payroll-Resorts(S&W)                          41,617
Commissions-Post                              15,461
HOA Subsidies & Maintenance Fees             186,148
                                           ---------

    Total Cash Outflows                    $ 396,755
                                           ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001


                                                  Port Royal
Legal entity                                     Resort, L.P.
Bankruptcy filing number                         00-5-6957-JS
                                                 ------------
Assets:
------
Cash and cash equivalents                         $         -
Cash in escrow and restricted cash                     92,078
Mortgages receivable, net                                   -
Retained interests                                          -
Intercompany receivable                              (466,508)
Due from related parties                                3,541
Other receivables, net                                774,348
Prepaid expenses and other assets                      71,768
Investment in joint ventures                                -
Real estate and development costs                     503,398
Property and equipment, net                           128,231
Intangible assets, net                                      -
                                                  -----------

                                                  $ 1,106,856
                                                  ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                286,353
Notes payable subject to compromise                         -
Accounts payable not subject to compromise                756
Accrued liabilities                                  (145,632)
Notes payable not subject to compromise                     -
Deferred income taxes                                       -
                                                  -----------
                                                      141,477

Stockholders' equity                                  965,379
                                                  -----------

Total liabilities and equity                      $ 1,106,856
                                                  ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001


                                            Port Royal
Legal entity                               Resort, L.P.
Bankruptcy filing number                   00-5-6957-JS
                                           ------------
Revenues:
--------
Vacation interests sales                        $     -
Interest income                                       -
Other income (loss)                              (2,199)
                                                -------
     Total revenues                              (2,199)
                                                -------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                      -
Advertising, sales and marketing                      -
Provision for doubtful accounts                     961
Loan portfolio expenses                               -
General and administrative                        2,805
Depreciation and amortization                         -
                                                -------
Total costs and operating expenses                3,766
                                                -------

Income (loss) from operations                    (5,965)

Interest expense                                      -
Equity (gain) on investment in joint ventures         -
Bankruptcy expenses                                   -
                                                -------

Income (loss) before provision for taxes         (5,965)

Provision for income taxes                            -
                                                -------
Net income (loss)                               $(5,965)
                                                =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001


                                       Port Royal
Legal entity                         Resort, L.P.
Bankruptcy filing number             00-5-6957-JS
                                     ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                    $ 1,002
Sports Package                                292
Operating Refunds                               5
Escrow Funds                               12,771
                                          -------

    Subtotal-Deposit/Collection Inflows    14,070

Other
-----
Asset Sales                                     -
                                          -------

    Total Cash Inflows                     14,070
                                          -------

Outflows:
--------
Operating-Resorts                          24,505
                                          -------

    Total Cash Outflows                   $24,505
                                          -------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001


                                                         Powhatan
Legal entity                                           Associates
Bankruptcy filing number                             00-5-6958-JS
                                                     ------------
Assets:
-------
Cash and cash equivalents                            $          -
Cash in escrow and restricted cash                        616,301
Mortgages receivable, net                                 845,534
Retained interests                                              -
Intercompany receivable                                15,866,668
Due from related parties                                  371,317
Other receivables, net                                  1,982,278
Prepaid expenses and other assets                           2,605
Investment in joint ventures                                    -
Real estate and development costs                       9,227,982
Property and equipment, net                                39,093
Intangible assets, net                                          -
                                                     ------------

                                                     $ 28,951,778
                                                     ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                    489,864
Notes payable subject to compromise                             -
Accounts payable not subject to compromise                 74,667
Accrued liabilities                                       666,603
Notes payable not subject to compromise                         -
Deferred income taxes                                           -
                                                     ------------
                                                        1,231,134

Stockholders' equity                                   27,720,644
                                                     ------------

Total liabilities and equity                         $ 28,951,778
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001


                                                         Powhatan
Legal entity                                           Associates
Bankruptcy filing number                             00-5-6958-JS
                                                     ------------
Revenues:
---------
Vacation interests sales                                $ 290,590
Interest income                                                 -
Other income (loss)                                       (32,051)
                                                        ---------
     Total revenues                                       258,539
                                                        ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                           41,545
Advertising, sales and marketing                             (451)
Provision for doubtful accounts                                 -
Loan portfolio expenses                                         -
General and administrative                                  4,698
Depreciation and amortization                               2,291
                                                        ---------
Total costs and operating expenses                         48,083
                                                        ---------

Income (loss) from operations                             210,456

Interest expense                                                -
Equity (gain) on investment in joint ventures                   -
Bankruptcy expenses                                             -
                                                        ---------

Income (loss) before provision for taxes                  210,456

Provision for income taxes                                      -
                                                        ---------
Net income (loss)                                       $ 210,456
                                                        =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001


                                                         Powhatan
Legal entity                                           Associates
Bankruptcy filing number                             00-5-6958-JS
                                                     ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                               $    6,217
Rental Income                                            18,037
Tour Sales                                               38,773
Operating Refunds                                        (3,613)
Escrow Funds                                            361,523
Employee Payroll Deduction Reimbursement                 32,110
                                                     ----------

    Subtotal-Deposit/Collection Inflows                 453,047

Other
-----
Asset Sales                                                   -
                                                     ----------

    Total Cash Inflows                                  453,047
                                                     ----------

Outflows:
---------
Operating-Resorts                                       634,009
Payroll-Resorts(S&W)                                    532,735
HOA Subsidies & Maintenance Fees                        331,835
                                                     ----------

    Total Cash Outflows                              $1,498,579
                                                     ----------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                           Resort
                                                        Marketing
Legal entity                                     Internat'l, Inc.
Bankruptcy filing number                             00-5-6961-JS
                                                     ------------
Assets:
------
Cash and cash equivalents                            $    133,520
Cash in escrow and restricted cash                        252,021
Mortgages receivable, net                                       -
Retained interests                                              -
Intercompany receivable                                (7,359,637)
Due from related parties                                 (254,211)
Other receivables, net                                    118,610
Prepaid expenses and other assets                       1,055,756
Investment in joint ventures                                    -
Real estate and development costs                               -
Property and equipment, net                               617,817
Intangible assets, net                                          -
                                                     ------------

                                                     $ (5,436,124)
                                                     ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                  4,000,923
Notes payable subject to compromise                             -
Accounts payable not subject to compromise                349,466
Accrued liabilities                                        92,802
Notes payable not subject to compromise                         -
Deferred income taxes                                           -
                                                     ------------
                                                        4,443,191

Stockholders' equity                                   (9,879,315)
                                                     ------------

Total liabilities and equity                         $ (5,436,124)
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                            Resort
                                                         Marketing
Legal entity                                      Internat'l, Inc.
Bankruptcy filing number                              00-5-6961-JS
                                                      ------------
Revenues:
--------
Vacation interests sales                              $          -
Interest income                                                  -
Other income (loss)                                            (26)
                                                      ------------
     Total revenues                                            (26)
                                                      ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                 -
Advertising, sales and marketing                           609,810
Provision for doubtful accounts                                  -
Loan portfolio expenses                                          -
General and administrative                                 (61,764)
Depreciation and amortization                               18,248
                                                      ------------
Total costs and operating expenses                         566,294
                                                      ------------

Income (loss) from operations                             (566,320)

Interest expense                                                 -
Equity (gain) on investment in joint ventures                    -
Bankruptcy expenses                                              -
                                                      ------------

Income (loss) before provision for taxes                  (566,320)

Provision for income taxes                                       -
                                                      ------------
Net income (loss)                                     $   (566,320)
                                                      ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                             Resort
                                                          Marketing
Legal entity                                       Internat'l, Inc.
Bankruptcy filing number                               00-5-6961-JS
                                                       ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                 $        (40)
Tour Sales                                                      (99)
Operating Refunds                                              (194)
                                                       ------------

    Subtotal-Deposit/Collection Inflows                        (333)

Other
-----
Asset Sales                                                       -
                                                       ------------

    Total Cash Inflows                                         (333)
                                                       ------------

Outflows:
--------
Operating-Premier                                            12,869
Operating-Carlsbad                                           22,613
Operating-Resorts                                           165,021
                                                       ------------

    Total Cash Outflows                                $    200,503
                                                       ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                   Ridge Point
                                                       Limited
Legal entity                                       Partnership
Bankruptcy filing number                          00-5-6962-JS
                                                  ------------
Assets:
------
Cash and cash equivalents                         $          -
Cash in escrow and restricted cash                           -
Mortgages receivable, net                                    -
Retained interests                                           -
Intercompany receivable                             (1,378,905)
Due from related parties                                     -
Other receivables, net                                 317,709
Prepaid expenses and other assets                      107,298
Investment in joint ventures                                 -
Real estate and development costs                    2,124,885
Property and equipment, net                                  -
Intangible assets, net                                       -
                                                             -
                                                  ------------
                                                  $  1,170,987
                                                  ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                       -
Notes payable subject to compromise                          -
Accounts payable not subject to compromise              55,958
Accrued liabilities                                    123,045
Notes payable not subject to compromise                      -
Deferred income taxes                                        -
                                                  ------------
                                                       179,003

Stockholders' equity                                   991,984
                                                  ------------

Total liabilities and equity                      $  1,170,987
                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                      Ridge Point
                                                          Limited
Legal entity                                          Partnership
Bankruptcy filing number                             00-5-6962-JS
                                                     ------------
Revenues:
--------
Vacation interests sales                             $          -
Interest income                                                 -
Other income (loss)                                       (15,328)
                                                     ------------
     Total revenues                                       (15,328)
                                                     ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                -
Advertising, sales and marketing                                -
Provision for doubtful accounts                                 -
Loan portfolio expenses                                         -
General and administrative                                     48
Depreciation and amortization                                   -
                                                     ------------
Total costs and operating expenses                             48
                                                     ------------

Income (loss) from operations                             (15,376)

Interest expense                                                -
Equity (gain) on investment in joint ventures                   -
Bankruptcy expenses                                             -
                                                     ------------

Income (loss) before provision for taxes                  (15,376)

Provision for income taxes                                      -
                                                     ------------
Net income (loss)                                    $    (15,376)
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                     Ridge Point
                                                         Limited
Legal entity                                         Partnership
Bankruptcy filing number                            00-5-6962-JS
                                                    ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                              $          -
                                                    ------------

    Subtotal-Deposit/Collection Inflows                        -

Other
-----
Asset Sales                                                    -
                                                   -------------

    Total Cash Inflows                                         -
                                                   -------------

Outflows:
--------
Operating-Resorts                                              -
                                                   -------------
    Total Cash Outflows                            $           -
                                                   -------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001



Legal entity                                        RKG, Inc.
Bankruptcy filing number                         00-5-6964-JS
                                                 ------------
Assets:
------
Cash and cash equivalents                        $          -
Cash in escrow and restricted cash                          -
Mortgages receivable, net                                   -
Retained interests                                          -
Intercompany receivable                                     -
Due from related parties                                    -
Other receivables, net                                      -
Prepaid expenses and other assets                           -
Investment in joint ventures                                -
Real estate and development costs                           -
Property and equipment, net                                 -
Intangible assets, net                                      -
                                                            -
                                                 ------------

                                                 $          -
                                                 ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                      -
Notes payable subject to compromise                         -
Accounts payable not subject to compromise                  -
Accrued liabilities                                         -
Notes payable not subject to compromise                     -
Deferred income taxes                                       -
                                                 ------------
                                                            -

Stockholders' equity                                        -
                                                 ------------

Total liabilities and equity                     $          -
                                                 ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001



Legal entity                                         RKG, Inc.
Bankruptcy filing number                          00-5-6964-JS
                                                  ------------
Revenues:
--------
Vacation interests sales                          $          -
Interest income                                              -
Other income (loss)                                          -
                                                  ------------
     Total revenues                                          -
                                                  ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                             -
Advertising, sales and marketing                             -
Provision for doubtful accounts                              -
Loan portfolio expenses                                      -
General and administrative                                   -
Depreciation and amortization                                -
                                                  ------------
Total costs and operating expenses                           -
                                                  ------------

Income (loss) from operations                                -

Interest expense                                             -
Equity (gain) on investment in joint ventures                -
Bankruptcy expenses                                          -
                                                  ------------

Income (loss) before provision for taxes                     -

Provision for income taxes                                   -
                                                  ------------
Net income (loss)                                 $          -
                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001



Legal entity                                                    RKG, Inc.
Bankruptcy filing number                                     00-5-6964-JS
                                                             ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                     Sunterra
                                                    Financial
Legal entity                                   Services, Inc.
Bankruptcy filing number                         00-5-6965-JS
                                                 ------------
Assets:
------
Cash and cash equivalents                       $   1,014,868
Cash in escrow and restricted cash                 20,073,403
Mortgages receivable, net                         190,853,462
Retained interests                                 28,465,049
Intercompany receivable                          (211,156,820)
Due from related parties                             (220,214)
Other receivables, net                                464,242
Prepaid expenses and other assets                     469,155
Investment in joint ventures                                -
Real estate and development costs                           -
Property and equipment, net                           709,072
Intangible assets, net                              9,359,005
                                                -------------

                                                $  40,031,222
                                                =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise              3,350,740
Notes payable subject to compromise                88,711,172
Accounts payable not subject to compromise          1,125,777
Accrued liabilities                                   449,603
Notes payable not subject to compromise                     -
Deferred income taxes                                       -
                                                -------------
                                                   93,637,292

Stockholders' equity                              (53,606,070)
                                                -------------

Total liabilities and equity                    $  40,031,222
                                                =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                        Sunterra
                                                       Financial
Legal entity                                      Services, Inc.
Bankruptcy filing number                            00-5-6965-JS
                                                    ------------
Revenues:
--------
Vacation interests sales                            $          -
Interest income                                        2,083,537
Other income (loss)                                      283,317
                                                    ------------
     Total revenues                                    2,366,854
                                                    ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                               -
Advertising, sales and marketing                               -
Provision for doubtful accounts                          518,909
Loan portfolio expenses                                1,064,442
General and administrative                              (421,027)
Depreciation and amortization                             15,160
                                                    ------------
Total costs and operating expenses                     1,177,484
                                                    ------------

Income (loss) from operations                          1,189,370

Interest expense                                         949,572
Other nonoperating expenses                                    -
Realized (gain) on available-for-sale securities               -
Equity (gain) on investment in joint ventures                  -
Bankruptcy expenses                                            -
                                                    ------------

Income (loss) before provision for taxes                 239,798

Provision for income taxes                                     -
                                                    ------------
Net income (loss)                                   $    239,798
                                                    ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                          Sunterra
                                                         Financial
Legal entity                                        Services, Inc.
Bankruptcy filing number                              00-5-6965-JS
                                                      ------------
Inflows:
-------

Deposit/Collection
------------------
Operating Refunds                                     $   (81,092)
Sunterra Finance Servicing Fee Income                     134,915
Employee Payroll Deduction Reimbursement                   40,735
                                                      -----------

    Subtotal-Deposit/Collection Inflows                    94,558

Other
-----
Asset Sales                                                     -
                                                      -----------

    Total Cash Inflows                                     94,558
                                                      -----------

Outflows:
--------
Operating-Sunterra Finance                                566,492
Payroll-Sunterra Finance                                  525,863
Insurance - Coverage Premiums                               1,966
                                                      -----------

    Total Cash Outflows                               $ 1,094,322
                                                      -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $    175,688
Cash in escrow and restricted cash                                   82,701
Mortgages receivable, net                                         1,488,534
Retained interests                                                        -
Intercompany receivable                                         (12,301,194)
Due from related parties                                            200,243
Other receivables, net                                              281,607
Prepaid expenses and other assets                                   868,605
Investment in joint ventures                                              -
Real estate and development costs                                 6,523,352
Property and equipment, net                                       5,313,822
Intangible assets, net                                                    -
                                                               ------------

                                                               $  2,633,358
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              832,861
Notes payable subject to compromise                                   7,153
Accounts payable not subject to compromise                          177,311
Accrued liabilities                                                 303,576
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,320,901

Stockholders' equity                                              1,312,457
                                                               ------------

Total liabilities and equity                                   $  2,633,358
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                         $        -
Interest income                                                      11,699
Other income (loss)                                                (383,241)
                                                                 ----------
     Total revenues                                                (371,542)
                                                                 ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                      15,825
Loan portfolio expenses                                                  35
General and administrative                                              633
Depreciation and amortization                                        42,681
                                                                 ----------
Total costs and operating expenses                                   59,174
                                                                 ----------

Income (loss) from operations                                      (430,716)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                 ----------

Income (loss) before provision for taxes                           (430,716)

Provision for income taxes                                                -
                                                                 ----------
Net income (loss)                                                $ (430,716)
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $        104
Operating Refunds                                                         -
                                                               ------------

    Subtotal-Deposit/Collection Inflows                                 104

Other
-----
Asset Sales                                                               -
                                                               ------------

   Total Cash Inflows                                                   104
                                                               ------------

Outflows:
---------
Operating-Resorts                                                         -
                                                               ------------

   Total Cash Outflows                                         $          -
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001


                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                         $        -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                  ----------

                                                                  $        -
                                                                  ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                  ----------
                                                                           -

Stockholders' equity                                                       -
                                                                  ----------

Total liabilities and equity                                      $        -
                                                                  ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001


                                                             Williamsburg
Legal entity                                              Vacations, Inc.
Bankruptcy filing number                                     00-5-6967-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                        $       -
Interest income                                                         -
Other income (loss)                                                     -
                                                                ---------
     Total revenues                                                     -
                                                                ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                              -
Depreciation and amortization                                           -
                                                                ---------
Total costs and operating expenses                                      -
                                                                ---------

Income (loss) from operations                                           -

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                ---------

Income (loss) before provision for taxes                                -

Provision for income taxes                                              -
                                                                ---------
Net income (loss)                                               $       -
                                                                =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001


                                                                Williamsburg
Legal entity                                                 Vacations, Inc.
Bankruptcy filing number                                        00-5-6967-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
May 31, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                        $         -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                            3,083,985
Due from related parties                                                   -
Other receivables, net                                               193,281
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                           -
                                                                 -----------
                                                                 $ 3,277,266
                                                                 ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             1,496,382
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                            37,185
Accrued liabilities                                                        1
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                           -
                                                                 -----------
                                                                   1,533,568

Stockholders' equity                                               1,743,698
                                                                 -----------

Total liabilities and equity                                     $ 3,277,266
                                                                 ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended May 31, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                             $    -
Interest income                                                           -
Other income (loss)                                                       -
                                                                     ------
     Total revenues                                                       -
                                                                     ------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                                     ------
Total costs and operating expenses                                        -
                                                                     ------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                     ------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                                     ------
Net income (loss)                                                    $    -
                                                                     ======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended May 31, 2001

                                                                      Design
                                                             Internationale-
Legal entity                                                       RMI, Inc.
Bankruptcy filing number                                        00-5-8313-JS
                                                                ------------
Inflows:
-------

Deposit/Collection
------------------
    Operating Refunds                                                $    -
                                                                     ------
    Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                               -
                                                                     ------

     Total Cash Inflows                                                   -
                                                                     ------

Outflows:
--------
Operating-Resorts                                                         -
                                                                     ------

    Total Cash Outflows                                              $    -
                                                                     ------